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                                                               EXHIBIT 23.2


                     CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 3, 1995, which appears on page F-1 of the 1994 Annual Report on Form 10-K of CONMED Corporation.



/s/ Price Waterhouse LLP
Price Waterhouse LLP

Syracuse, New York
March 14, 1995